UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2021
KBS REAL ESTATE INVESTMENT TRUST III, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-54687	27-1627696
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)
Registrant's telephone number, including area code: (949) 417-6500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS
Stockholder Proposals and Director Nominations for the Annual Meeting of Stockholders
KBS Real Estate Investment Trust III, Inc. (the “Company”) expects to hold its 2021 annual meeting of stockholders (the “Annual Meeting”) on June 29, 2021. Because the date of the Annual Meeting is more than 30 days from the anniversary date of the Company’s 2020 annual meeting of stockholders, in accordance with Rule 14a-5(f) and Rule 14a-8(e) (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is providing the deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 to be eligible for inclusion in the Company’s proxy materials relating to the Annual Meeting. In order to be timely and to be eligible for inclusion in the Company’s proxy materials relating to the Annual Meeting, director nominations and other stockholder proposals must be received by Jeffrey K. Waldvogel, the Company’s Secretary, at the Company’s principal offices by the close of business on April 5, 2021, which date the Company has determined to be reasonable. Such proposals must also comply with the Company’s bylaws and the rules of the SEC regarding the inclusion of stockholder proposals in proxy materials, and any such proposal may be omitted if not in compliance with applicable requirements.
Stockholders interested in nominating a person as a director or presenting any other business for consideration at the Annual Meeting must submit timely notice thereof by following the procedures prescribed in Section 2.12 of the Company’s bylaws and in Rule 14a-8. The date of mailing the notice for the Annual Meeting will be more than 30 days from the first anniversary of the date of mailing the notice for the Company’s 2020 annual meeting of stockholders. Thus, to be timely and to be eligible for presentation to and action by the Company’s stockholders at the Annual Meeting, director nominations and other stockholder proposals must be received by Mr. Waldvogel at the Company’s principal offices by the close of business on the 10th day following the day the Company files its definitive proxy statement disclosing the date of mailing of the notice for the Annual Meeting. Such proposals must also comply with the Company’s bylaws and other applicable laws.
Proposals should be directed to the attention of the Company’s Secretary, Mr. Jeffrey K. Waldvogel, KBS Real Estate Investment Trust III, Inc., 800 Newport Center Drive, Suite 700, Newport Beach, California 92660.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST III, INC.

Dated: March 16, 2021	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary